                                                                 Exhibit 1

                             JOINT FILING AGREEMENT

               In accordance with Rule 13d-1(g) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Class A Common Stock of PriCellular Corporation and further agree that this Agreement shall be included as an Exhibit to such joint filings.

               The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

               This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

               In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 16th Day of March, 1998.

                                    SPECTRUM EQUITY INVESTORS, L.P.
                                    By:  Spectrum Equity Associates, L.P.,
                                         its general partner

                                         By:  /s/ Brion B. Applegate
                                            -----------------------------------
                                            BRION B. APPLEGATE, General Partner


                                    SPECTRUM EQUITY ASSOCIATES, L.P.

                                         By:  /s/ Brion B. Applegate
                                            -----------------------------------
                                            BRION B. APPLEGATE,  General Partner


                                    SPECTRUM EQUITY INVESTORS II, L.P.
                                    By:  Spectrum Equity Associates II., L.P.,
                                         its general partner

                                         By:  /s/ Brion B. Applegate
                                            -----------------------------------
                                            BRION B. APPLEGATE, General Partner


                                    SPECTRUM EQUITY ASSOCIATES II, L.P.

                                         By:  /s/ Brion B. Applegate
                                            -----------------------------------
                                            BRION B. APPLEGATE,  General Partner

                                         By:  /s/ William P. Collatos
                                            -----------------------------------
                                            WILLIAM P. COLLATOS

                                         By:  /s/ Brion B. Applegate
                                            -----------------------------------
                                            BRION B. APPLEGATE

                                         By:  /s/ Kevin Maroni
                                            -----------------------------------
                                            KEVIN MARONI


                                    SANDLER ASSOCIATES

                                         By:  /s/ Michael Marocco
                                            -----------------------------------
                                            MICHAEL MAROCCO, General Partner


                                    SANDLER CAPITAL MANAGEMENT
                                    By: ARH Corporation,


                                         By:  /s/ Edward Grinacoff
                                            -----------------------------------
                                            EDWARD GRINACOFF,  Secretary and
                                            Treasurer


                                    21st CENTURY COMMUNICATIONS PARTNERS, L.P.
                                    By:  Sandler Investment Partners, L.P.
                                         General Partner

                                    By:  Sandler Capital Management
                                         General Partner

                                    By:  MJDM CORP., a General Partner

                                         By:  /s/ Edward Grinacoff
                                            -----------------------------------
                                            Name:  Edward Grinacoff
                                            Title: President


                                    21st CENTURY COMMUNICATIONS T-E, L.P.
                                    By:  Sandler Investment Partners, L.P.
                                         General Partner

                                    By:  Sandler Capital Management
                                         General Partner

                                    By:  MJDM CORP., a General Partner

                                         By:  /s/ Edward Grinacoff
                                            -----------------------------------
                                            Name:  Edward Grinacoff
                                            Title: President

                                    21st CENTURY COMMUNICATIONS FOREIGN
                                    PARTNERS, L.P.
                                    By:  Sandler Investment Partners, L.P.
                                         General Partner

                                    By:  Sandler Capital Management
                                         General Partner

                                    By:  MJDM CORP., a General Partner

                                         By:  /s/ Edward Grinacoff
                                            -----------------------------------
                                            Name:  Edward Grinacoff
                                            Title: President



                                    SANDLER CAPITAL PARTNERS IV, L.P.
                                    By:  Sandler Investment Partners, L.P.
                                         General Partner

                                    By:  Sandler Capital Management
                                         General Partner

                                    By:  MJDM CORP., a General Partner

                                         By:  /s/ Edward Grinacoff
                                            -----------------------------------
                                            Name:  Edward Grinacoff
                                            Title: President



                                    SANDLER CAPITAL PARTNERS IV, FTE, L.P.
                                    By:  Sandler Investment Partners, L.P.
                                         General Partner

                                    By:  Sandler Capital Management
                                         General Partner

                                    By:  MJDM CORP., a General Partner

                                        By:  /s/ Edward Grinacoff
                                            -----------------------------------
                                            Name:  Edward Grinacoff
                                            Title: President

                                    SANDLER INVESTMENT PARTNERS, L.P.
                                    By:  Sandler Capital Management
                                    General Partner

                                    By:  MJDM, Corp., a General Partner

                                        By:  /s/ Edward Grinacoff
                                            -----------------------------------
                                            Name:  Edward Grinacoff
                                            Title: President


                             By: /s/ Harvey Sandler
                                 ----------------------------------------------
                                 HARVEY SANDLER

                             By: /s/ Michael Marocco
                                 ----------------------------------------------
                                 MICHAEL MAROCCO

                             By: /s/ John Kornreich
                                 ----------------------------------------------
                                 JOHN KORNREICH

                             By: /s/ Andrew Sandler
                                 ----------------------------------------------
                                 ANDREW SANDLER

                             By: /s/ Phyllis Sandler
                                 ----------------------------------------------
                                 PHYLLIS SANDLER